UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

HCi Viocare
Exact name of registrant as specified in its charter
Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

Business Consulting Agreement

Effective July 10, 2017, the Company entered into a business consulting agreement  (the "Consulting Agreement") with JAMB Group LLC. ("Consultant") for services to commence July 15, 2017 and to continue for a period of twelve (12) months thereafter. Under the terms of the Agreement, the Consultant shall provide consulting services to the Company for the development and expansion of its business, including the introduction to specific Targets for the purposes of  financing transactions or other business relationship.

The Consultant is entitled to compensation for the provision of services in the form of 500,000 shares of the common stock to be issued upon execution of the Consulting Agreement, as well as certain other fees and consideration.

A copy of the Business Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Private Placement

On July 26, 2017, the Company entered into a Private Placement Subscription Agreement (the "Agreement") with an individual (the "Individual"). Under the terms of the Agreement the Individual subscribed for a total of 254,916 shares of the Company's common stock at a purchase price of US$0.12 per share for total cash proceeds of US$30,590. The shares are subject to applicable resale restrictions.

A copy of the form of subscription agreement is filed as Exhibit 10.2 this Current Report on Form 8-K.

SECTION 3         SECURITIES AND TRADING MARKETS

ITEM 3.02            UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein and subscribed by way of private placement were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 9.          FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Business Consulting Agreement between the Company and JAMB Group LLC.	Filed herewith
10.2	Form of Private Placement Subscription Agreement between the Company and the Individual subscriber	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: July 28, 2017	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director

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